                                   EXHIBIT 2

[GRAPHIC OMITTED] SEDONA
                    CORPORATION
                                                              $75,000.00
                                                              $125,000.00 Shares


                                   TERM SHEET
                                   ----------

                        2 Million Shares of Common Stock

This Term Sheet sets out the general structure of a proposed transaction between SEDONA Corporation ("Company") and certain investors ("Investors") regarding a proposed investment in Company shares.

Structure of Transaction:
-------------------------

Investor:                   Qualified investors

Facility:                   Common stock (Two million share minimum)

Purpose of Investment:      General working capital

Price:                      $0.60/share

Restrictions:               One  fourth of shares  shall be  restricted
                            from  trading  until the  shares  are
                            registered and whichever of the following events occurs first:
                                 o  Market price of $2/share or greater
                                 o  6 months from Closing
                            Three fourths of shares shall be restricted from trading until the shares are registered and whichever of the following events occurs first:
                                 o Market price of $3/share or greater
                                 o 12 months from Closing

Warrants:                   Four year warrants shall be issued on a 1:1
                            basis to the number of common shares issued as a result of this transaction. Such common shares resulting shall be restricted until registration completed and/or six months from closing has elapsed, whichever is later. The Company shall have no call rights on these warrants. Fifty percent (50%) of these warrants shall be exercisable at $1.25/share and fifty percent (50%) at $1.50/share. These warrants shall not be callable by the Company.

                              ====================

COMMON TERM SHEET 4-2-01

                                                          David R. Vey
                                                  ----------------------------
                                                          David R. Vey

                                                       William K. Williams
                                                  ----------------------------
                                                       Sedona Corporation

[GRAPHIC OMITTED] SEDONA
                    CORPORATION

                                   TERM SHEET
                                   ----------

                Interim Financing - $100,000/Unit of Common Stock

This TERM SHEET sets forth the general structure of this proposed Interim Financing transaction between SEDONA Corporation ("Company") and certain investors ("Investors") regarding an investment in Company shares.

Structure of Transaction:
-------------------------

Investor:                  Qualified investors

Facility:                  Common stock ($100,000 gross proceeds/Unit)

Purpose of Investment:     General working capital

Price:                     $0.50 per share

Additional Provision:      Shares and warrants  pursuant to a May 2001 funding
                           in which Vey entities participated shall have all remaining transfer restrictions removed.

Restrictions:              These shares shall be restricted from trading until
                           the shares are registered.


Warrants:                  Four year warrants shall be issued on a basis of
                           1 warrant for every 2 shares of common stock issued as a result of this transaction. The shares underlying these warrants shall be restricted until registration is completed.
                           These warrants shall be exercisable at $0.75 per share. These warrants shall not be callable by the Company.

Agreed and Accepted:

No. of Units:              One and one quarter (1.25) Units
                           -----------------------------------------------------

Investor:                  David R. Vey
                           -----------------------------------------------------
                           Signature

Investor:                  David R. Vey
                           -----------------------------------------------------
                           Print name

Date:                      November 26, 2001
                           -----------------------------------------------------
Term Sheet - Equity 11-26-01 Vey
--------------------------------------------------------------------------------
Vey Development, Inc. Money Purchase Pension Plan and Trust - 100,000 units David R. Vey = 150,000 units
--------------------------------------------------------------------------------

[GRAPHIC OMITTED] SEDONA
                    CORPORATION

                                   TERM SHEET
                                   ----------

                Interim Financing - $100,000/Unit of Common Stock

This TERM SHEET sets forth the general structure of this proposed Interim Financing transaction between SEDONA Corporation ("Company") and certain investors ("Investors") regarding an investment in Company shares.

Structure of Transaction:
-------------------------

Investor:                  Qualified investors

Facility:                  Common stock ($100,000 gross proceeds/Unit)

Purpose of Investment:     General working capital

Price:                     $0.50 per share

Restrictions:              These shares shall be restricted from trading until
                           the shares are registered.


Warrants:                  Four year warrants shall be issued on a basis of
                           1 warrant for every 2 shares of common stock issued as a result of this transaction. The shares underlying these warrants shall be restricted until registration is completed. These warrants shall be exercisable at $0.75 per share.
                           These warrants shall not be callable by the Company.

Agreed and Accepted:

No. of Units:              0.5  ($50,000.00)
              -----------------------------------------------------

Investor:                  David R. Vey
              -----------------------------------------------------
                            Signature

Investor:                  David R. Vey
              -----------------------------------------------------
                           Print name

Date:                      January 10, 2002
               -----------------------------------------------------
Term Sheet - Equity 01-10-02 Vey

                          -----------------------------
                          David R. Vey - 100,000 shares
                          -----------------------------

[GRAPHIC OMITTED] SEDONA
                    CORPORATION

                                   TERM SHEET
                                   ----------

                Interim Financing - $100,000/Unit of Common Stock

This TERM SHEET sets forth the general structure of this proposed Interim Financing transaction between SEDONA Corporation ("Company") and certain investors ("Investors") regarding an investment in Company shares.

Structure of Transaction:
-------------------------

Investor:                  Qualified investors

Facility:                  Common stock ($100,000 gross proceeds/Unit)

Purpose of Investment:     General working capital

Price:                     $0.50 per share

Restrictions:              These shares shall be restricted from trading until
                           the shares are registered.


Warrants:                  Four year warrants shall be issued on a basis of
                           1 warrant for every 2 shares of common stock issued as a result of this transaction. The shares underlying these warrants shall be restricted until registration is completed. These warrants shall be exercisable at $0.50 per share.
                           These warrants shall not be callable by the Company.


Agreed and Accepted:

No. of Units:     1  ($100,000 / $200,000 shares)
              -----------------------------------------------------

Investor:                  David R. Vey
              -----------------------------------------------------
                            Signature

Investor:                  David R. Vey
              -----------------------------------------------------
                           Print name

Date:                      February 19, 2002
              -----------------------------------------------------
Term Sheet - Equity 02-19-02 Vey

[GRAPHIC OMITTED] SEDONA
                    CORPORATION

                                   TERM SHEET
                                   ----------

                Interim Financing - $100,000/Unit of Common Stock

This TERM SHEET sets forth the general structure of this proposed Interim Financing transaction between SEDONA Corporation ("Company") and certain investors ("Investors") regarding an investment in Company shares.


Structure of Transaction:
-------------------------

Investor:                  Qualified investors

Facility:                  Common stock ($100,000 gross proceeds/Unit)

Purpose of Investment:     General working capital

Price:                     $0.625 per share

Restrictions:              These shares shall be restricted from trading until
                           the shares are registered.


Warrants:                  Four year warrants shall be issued on a basis of
                           1 warrant for every 2 shares of common stock issued as a result of this transaction. The shares underlying these warrants shall be restricted until registration is completed. These warrants shall be exercisable at $0.625 per share. These warrants shall not be callable by the Company.



Agreed and Accepted:

No. of Units:              2.5 Units  ($250,000.00)
              -----------------------------------------------------

Investor:                  David R. Vey
              -----------------------------------------------------
                           Signature

Investor:                  David R. Vey
              -----------------------------------------------------
                           Print name

Date:                      April 3, 2002
              -----------------------------------------------------

Term Sheet - Equity 04-03-02 Vey

[GRAPHIC OMITTED] SEDONA
                    CORPORATION

                                   TERM SHEET
                                   ----------

                Interim Financing - $100,000/Unit of Common Stock

This TERM SHEET sets forth the general structure of this proposed Interim Financing transaction between SEDONA Corporation ("Company") and certain investors ("Investors") regarding an investment in Company shares.

Structure of Transaction:
-------------------------

Investor:                  Qualified investors

Facility:                  Common stock ($100,000 gross proceeds/Unit)

Purpose of Investment:     General working capital

Price:                     $0.556 per share

Restrictions:              These shares shall be restricted from trading until
                           the shares are registered. Shares to be registered no later than September 15th, 2002.


Warrants:                  Four year warrants shall be issued on a basis of
                           1 warrant for every 2 shares of common stock issued as a result of this transaction. The shares underlying these warrants shall be restricted until registration is completed. These warrants shall be exercisable at $0.556 per share. These warrants shall not be callable by the Company.


Additional Terms:          Funds to be wired no later than:
                           $250,000.00 - June 7th, 2002
                           $250,000.00 - June 21st, 2002

Option: Option to invest up to an additional $500,000.00 at $.556 per share.
                           Option available until June 21, 2002.
                           If accepted funds to be wired no later than:
                           $250,000.00 - June 27th, 2002
                           $250,000.00 - August 31st, 2002
                           Warrants that accompany this option (1 warrant for every 2 shares of common stock issued) will be priced based on the date the option is exercised. The price will be the average of the previous 5 days volume weighted average prices
                           (VWAP).

Agreed and Accepted:                             Sedona Corporation
                                                 Acknowledgment of Acceptance -

No. of Units:         5 Units  ($500,000.00)
              ------------------------------

Investor:                  David R. Vey                   Marco Emrich
              ------------------------------  ----------------------------------
                           Signature                      Signature

Investor:                  David R. Vey                   Marco Emrich
              ------------------------------  ----------------------------------
                           Print name                     Print Name

Date:                      May 30, 2002                   May 30, 2002
              ------------------------------  ----------------------------------
                                                              Date
Term Sheet - Equity 05-24-02 Vey

[GRAPHIC OMITTED] SEDONA
                    CORPORATION

                                   TERM SHEET
                                   ----------

                Interim Financing - $100,000/Unit of Common Stock

This TERM SHEET sets forth the general structure of this proposed Interim Financing transaction between SEDONA Corporation ("Company") and certain investors ("Investors") regarding an investment in Company shares.

Structure of Transaction:
-------------------------

Investor:                  Qualified investors

Facility:                  Common stock ($100,000 gross proceeds/Unit)

Purpose of Investment:     General working capital

Price:                     $0.556 per share

Restrictions:              These shares shall be restricted from trading until
                           the shares are registered. Shares to be registered no later than September 15th, 2002.

Warrants:                  Four year warrants shall be issued on a basis of
                           1 warrant for every 2 shares of common stock issued as a result of this transaction. The shares underlying these warrants shall be restricted until registration is completed. These warrants shall be exercisable at $0.556 per share. These warrants shall not be callable by the Company.


Additional Terms:          Funds to be wired no later than:
                           $250,000.00 - June 7th, 2002
                           $250,000.00 - June 21st, 2002

Option: Option to invest up to an additional $500,000.00 at $.556 per share.
                           Option available until June 21, 2002.
                           If accepted funds to be wired no later than:
                           $250,000.00 - June 27th, 2002
                           $250,000.00 - August 31st, 2002
                           Warrants that accompany this option (1 warrant for every 2 shares of common stock issued) will be priced based on the date the option is exercised. The price will be the average of the previous 5 days volume weighted average prices
                           (VWAP).


Agreed and Accepted:                             Sedona Corporation
                                                 Acknowledgment of Acceptance -

No. of Units:         5 Units  ($500,000.00)
              ------------------------------

Investor:                  David R. Vey                   Marco Emrich
              ------------------------------  ----------------------------------
                           Signature                      Signature

Investor:                  David R. Vey                   Marco Emrich
              ------------------------------  ----------------------------------
                           Print name                     Print Name

Date:                      May 30, 2002                   May 30, 2002
              ------------------------------  ----------------------------------
                                                              Date
Term Sheet - Equity 05-24-02 Vey

[GRAPHIC OMITTED] SEDONA
                    CORPORATION

                                   TERM SHEET
                                   ----------

                Interim Financing - $100,000/Unit of Common Stock

This TERM SHEET sets forth the general structure of this proposed Interim Financing transaction between SEDONA Corporation ("Company") and certain investors ("Investors") regarding an investment in Company shares.

Structure of Transaction:
-------------------------

Investor:                  Qualified investors

Facility:                  Common stock ($100,000 gross proceeds/Unit)

Purpose of Investment:     General working capital

Price:                     $0.556 per share

Restrictions:              These shares shall be restricted from trading until
                           the shares are registered. Shares to be registered no later than September 15th, 2002.

Warrants:                  Four year warrants shall be issued on a basis of
                           1 warrant for every 2 shares of common stock issued as a result of this transaction. The shares underlying these warrants shall be restricted until registration is completed. These warrants shall be exercisable at $0.556 per share. These warrants shall not be callable by the Company.

Additional Terms:          Funds to be wired no later than:
                           $250,000.00 - June 7th, 2002
                           $250,000.00 - June 21st, 2002

Option: Option to invest up to an additional $500,000.00 at $.556 per share.
                           Option available until June 21, 2002.
                           If accepted funds to be wired no later than:
                           $250,000.00 - June 27th, 2002
                           $250,000.00 - August 31st, 2002
                           Warrants that accompany this option (1 warrant for every 2 shares of common stock issued) will be priced based on the date the option is exercised. The price will be the average of the previous 5 days volume weighted average prices
                           (VWAP).

Agreed and Accepted:                             Sedona Corporation
                                                 Acknowledgment of Acceptance -

No. of Units:         5 Units  ($500,000.00)
              ------------------------------

Investor:                  David R. Vey                   Marco Emrich
              ------------------------------  ----------------------------------
                           Signature                      Signature

Investor:                  David R. Vey                   Marco Emrich
              ------------------------------  ----------------------------------
                           Print name                     Print Name

Date:                      May 30, 2002                   May 30, 2002
              ------------------------------  ----------------------------------
                                                              Date
Term Sheet - Equity 05-24-02 Vey

                                         August 15, 2002

                                                 VIA FACSIMILE TO (610) 527-6425
                                                 -------------------------------
Mr. Larry Osterwise
Sedona Corporation
455 S. Gulph Road
Suite 300
King of Prussia, Pennsylvania  19406

                                        Re: Term Sheet Interim Financing
Dear Larry:

         I will consider an additional $175,000.00 in Interim Financing for the purpose of general working capital. The following sets forth the proposed terms and conditions:

         Payment:          $ 175,000.00
         Funding Date:     August 15, 2002
         Facility:         Common Stock
         Price:            $ .350 Per Share

         Restrictions:     These shares shall be restricted from trading until
                           the shares are registered. All shares are to be registered no later than November 1, 2002.

         Warrants:         Four year warrants will be issued on a basis of 1
                           warrant for every 1 share of common stock issued as a result of this transaction. The shares underlying these warrants shall be restricted until registration is complete. These warrants shall be exercisable at $.350 per share. These shares shall not be exercisable by the Company.

         Should these terms be acceptable, please acknowledge acceptance of these terms by affixing your signature to this page and return to me. This document shall serve as an Interim Agreement until more formal documentation can be completed. I look forward to hearing from you soon.

                                        Sincerely,

                                        VEY DEVELOPMENT, INC.

                                        David R. Vey
DRV/lcf
                                                    Accepted:

                                                    SEDONA CORPORATION

                                                    BY: L. L. Osterwise
                                                        -----------------------

                                        September 12, 2002

                                                 VIA FACSIMILE TO (610) 527-6425
                                                 -------------------------------
Mr. Larry Osterwise
Sedona Corporation
455 S. Gulph Rd., Suite 300
King of Prussia, Pennsylvania  19406

                                         Re: Term Sheet Interim Financing

Dear Larry:

         I will provide an additional $225,000.00 in Interim Financing for the purpose of general working capital. The following sets forth the proposed terms and conditions:

         Payment:          $ 225,000.00
         Funding Date:     September 18, 2002
         Facility:         Common Stock
         Price:            $ .30 Per Share

         Restrictions:     These shares shall be restricted from trading until
                           the shares are registered. All shares are to be registered no later than November 1, 2002.

         Warrants:         Four year warrants will be issued on a basis of 1
                           warrant for every 1 share of common stock issued as a result of this transaction. The shares underlying these warrants shall be restricted until registration is complete. These warrants shall be exercisable at $.30 per share. These shares shall not be exercisable by the Company.


         Should these terms be acceptable, please acknowledge acceptance of these terms by affixing your signature to this page and return to me. This document shall serve as an Interim Agreement until more formal documentation can be completed. I look forward to hearing from you soon.

                                        Sincerely,

                                        VEY DEVELOPMENT, INC.

                                        David R. Vey
DRV/lcf
                                                    Accepted:

                                                    SEDONA CORPORATION

                                                    BY: L. L. Osterwise
                                                        -----------------------

[GRAPHIC OMITTED] SEDONA
                    CORPORATION

                                                                  $75,000.00
                                                                  125,000 Shares

                                   TERM SHEET
                                   ----------

                        2 Million Shares of Common Stock

This Term Sheet sets out the general structure of a proposed transaction between SEDONA Corporation ("Company") and certain investors ("Investors") regarding a proposed investment in Company shares.

Structure of Transaction:
-------------------------

Investor:                  Qualified investors

Facility:                  Common stock (Two million share minimum)

Purpose of Investment:     General working capital

Price:                     $0.60/share

Restrictions:              One fourth of shares shall be restricted from
                           trading until the shares are registered and whichever of the following events occurs first:
                                  o Market price of $2/share or greater
                                  o 6 months from Closing
                           Three fourths of shares shall be restricted from trading until the shares are registered and whichever of the following events occurs first:
                                  o Market price of $3/share or greater
                                  o 12 months from Closing

Warrants:                  Four year warrants shall be issued on a 1:1
                           basis to the number of common shares issued as a result of this transaction. Such common shares resulting shall be restricted until registration completed and/or six months from closing has elapsed, whichever is later. The Company shall have no call rights on these warrants. Fifty percent (50%) of these warrants shall be exercisable at $1.25/share and fifty percent (50%) at $1.50/share. These warrants shall not be callable by the Company.

                              ====================

COMMON TERM SHEET 4-2-01


                                                 David R. Vey
                               -------------------------------------------------
                               Vey Development, Inc. Money Purchase Plan & Trust


                                              William K. Williams
                               -------------------------------------------------
                                              Sedona Corporation

[GRAPHIC OMITTED] SEDONA
                    CORPORATION

                                   TERM SHEET
                                   ----------

                Interim Financing - $100,000/Unit of Common Stock

This TERM SHEET sets forth the general structure of this proposed Interim Financing transaction between SEDONA Corporation ("Company") and certain investors ("Investors") regarding an investment in Company shares.

Structure of Transaction:
-------------------------

Investor:                  Qualified investors

Facility:                  Common stock ($100,000 gross proceeds/Unit)

Purpose of Investment:     General working capital

Price:                     $0.50 per share

Additional Provision:      Shares and warrants  pursuant to a May 2001 funding
                           in which Vey entities participated shall have all remaining transfer restrictions removed.

Restrictions:              These shares shall be restricted from trading until
                           the shares are registered.

Warrants:                  Four year warrants shall be issued on a basis of
                           1 warrant for every 2 shares of common stock issued as a result of this transaction. The shares underlying these warrants shall be restricted until registration is completed.
                           These warrants shall be exercisable at $0.75 per share. These warrants shall not be callable by the Company.
Agreed and Accepted:

No. of Units:              One and one quarter (1.25) Units
              ------------------------------------------------------

Investor:                  David R. Vey
              -----------------------------------------------------
                           Signature

Investor:                  David R. Vey
              -----------------------------------------------------
                           Print name

Date:                      November 26, 2001
              -----------------------------------------------------

Term Sheet - Equity 11-26-01 Vey

--------------------------------------------------------------------------------
Vey Development, Inc. Money Purchase Pension Plan and Trust - 100,000 units David R. Vey = 150,000 units
--------------------------------------------------------------------------------

[GRAPHIC OMITTED] SEDONA
                    CORPORATION

                                                                  $150,000.00
                                                                  250,000 Shares

                                   TERM SHEET
                                   ----------

                        2 Million Shares of Common Stock

This Term Sheet sets out the general structure of a proposed transaction between SEDONA Corporation ("Company") and certain investors ("Investors") regarding a proposed investment in Company shares.

Structure of Transaction:
-------------------------

Investor:                  Qualified investors

Facility:                  Common stock (Two million share minimum)

Purpose of Investment:     General working capital

Price:                     $0.60/share

Restrictions:              One fourth of shares shall be restricted from
                           trading until the shares are registered and whichever of the following events occurs first:
                                  o Market price of $2/share or greater
                                  o 6 months from Closing
                           Three fourths of shares shall be restricted from trading until the shares are registered and whichever of the following events occurs first:
                                  o Market price of $3/share or greater
                                  o 12 months from Closing

Warrants:                  Four year warrants shall be issued on a 1:1
                           basis to the number of common shares issued as a result of this transaction. Such common shares resulting shall be restricted until registration completed and/or six months from closing has elapsed, whichever is later. The Company shall have no call rights on these warrants. Fifty percent (50%) of these warrants shall be exercisable at $1.25/share and fifty percent (50%) at $1.50/share. These warrants shall not be callable by the Company.

                              ====================

COMMON TERM SHEET 4-2-01


                                                           David R. Vey
                                                  ------------------------------
                                                       Vey Development, Inc.


                                                        William K. Williams
                                                  ------------------------------
                                                        Sedona Corporation

                               SEDONA CORPORATION
                               ------------------


                            WORKING CAPITAL FINANCING

               SECURED PROMISSORY NOTES AND CONVERTIBLE DEBENTURES


                              DUE JANUARY 10, 2004

OFFERING:                  This TERM SHEET sets forth the general structure
                           of this proposed Working Capital Financing transaction between SEDONA Corporation ("Company") and David R. Vey ("Investor") regarding loans to the Company evidenced by secured Promissory Notes
                           ("Promissory Notes") and Convertible Debentures.

                           This loan financing will consist of two (2)
                           Promissory Notes payable in two (2) Tranches
                           ("Tranche") which total One Million and No/100 Dollars ($1,000,000.00) and two Convertible Debentures payable in two (2) Tranches which total Two Hundred Thousand and No/100 Dollars ($200,000.00).

                           The first Loan Tranche in the amount of
                           $600,000.00 will be payable to the Company upon initial closing on or about January 10, 2003;



                           The first Convertible Debenture Tranche in the amount of $100,000.00 will be payable to the Company upon initial closing on or about January 10, 2003;


                           The second Loan Tranche in the amount of $400,000.00 will be payable on or before March 15, 2003; and

                           The second Convertible Debenture Tranche in the amount of $100,000.00 will be payable on or before March 15, 2003.


USE OF DEBENTURE           The Company shall use the proceeds from each Tranche
PROCEEDS:                  to pay existing obligations of the Company in the
                           following order of priority:

                           First, to the Internal Revenue Service for any payroll, withholding and other employee taxes; Second, to any state revenue department for which payroll, withholding or other employee taxes are due; Third, to any state revenue department for any sales or use taxes owed by the Company; Fourth, to proper parties to satisfy any ERISA, pension, or benefit obligations; Fifth, to proper parties and employees to satisfy any wage, current severance obligations, WARN Act or other employee related expenses; Sixth, to proper parties to satisfy any outstanding environmental claims, demands, enforcement actions or judgments; Seventh, to federal and state authorities for taxes based on income and for franchise taxes; and Eighth, payment to accounts payables and expenses incurred in business operations.

                           Investor may, at Investor's option, joint check the Company and the creditor to assure payment as required by Investor.

LOAN OBLIGORS              The Company shall be the obligor on the Promissory
AND TERM:                  Notes. The Promissory Notes shall mature and shall be
                           due and payable in one (1) year from the date of each Tranche. The Company may prepay the principal amount of the loans plus interest in cash at any time without penalty. As long as the Company is not otherwise in default, the Company may at its option extend the loan for three (3) successive one (1) year periods by reducing the principal amount of the loan by 25% of the original loan amount and pay current all unpaid interest.

DEBENTURES:                The Company shall be the obligor on the Convertible
                           Debentures. The Convertible Debentures shall be due and payable in one (1) year from the date of each Tranche. The Company may prepay the principal amount of the loans plus interest in cash at any time without penalty. As long as the Company is not otherwise in default, the Company may at its option extend the loan for three (3) successive one (1) year periods by reducing the principal amount of the loan by 25% of the original loan amount and pay current all unpaid interest.

                           Investor shall have the right to convert each Debenture and accrued interest at any time.

OPTION TO CONVERT          Investor shall have the sole right and option to
DEBENTURES:                convert the unpaid balance, together with all accrued
                           and unpaid interest, into shares of Sedona voting common stock. The number Shares to be paid on conversion of each Debenture shall be 10,000,000.

                           The Company shall file a registration statement to register for resale under the Securities Act of 1933, as amended (the "Securities Act") shall Shares that may be issued. The Registration statement for Conversion of Common Stock shall be filed within sixty (60) days of Conversion.

INTEREST:                  Seven percent (7%) simple interest calculated and
                           paid annually in arrears. Interest may be paid in cash.

OTHER CONDITIONS:          During the time the loans or any parts of the loans
                           are outstanding, the Company agrees to the following conditions ("Conditions"):

                              1.   Board Member compensation shall be no
                                   greater than the compensation described
                                   in the 2001 Sedona Corporation Annual
                                   Report and Form 10-K.

                              2. Investor shall have the right to appoint thirty percent (30%) of the Board Members to the Board of Directors within ninety
                                   (90) days of the effective date of this
                                   Agreement.

                              3.   Cancellation of the current Corporation
                                   office lease and any new office lease
                                   obligations shall be no greater than
                                   those represented in the 2003 Financial
                                   Plan dated December 12, 2002 (attached).

                              4.   All terms and conditions for settlement
                                   or payment of accrued compensation and
                                   accrued liabilities shall be approved by Investor.

                              5. Operating Budgets and Compensation shall be in substantial conformity to the 2003 Financial Plan dated December 12, 2002 (attached).

                              6.   The loan shall be secured by a security
                                   interest in all executory contracts,
                                   assets, software, and intellectual
                                   property of the Company until the loan is paid in full. The Investor shall record Notice of the Security Interest pursuant to Article 9 of the Uniform Commercial Code.

                              7.   Investor shall have the sole right to
                                   cancel funding obligations and declare a default under the loan documents including the Promissory Notes if there are any material misrepresentations contained in, or restatement of, the financial condition of the Company from what has been presented to Investor by the Company, or if the Company breaches any of the Conditions.

                              8. Should the Company's cash balances exceed an amount greater than $1,200,000.00, the Company shall apply one half of all amounts in excess of $1,200,000.00 to the payment of the principal and interest of the Promissory Notes.

                              9.   The Company shall obtain Board of
                                   Directors' approval of this Agreement and diligently complete all necessary formal documentation including, but not limited to, Security Agreements, Affidavits, and Promissory Notes in a form subject to approval by Investor in order to perfect this transaction in accordance with State Law and the Uniform Commercial Code.

                              10. The Investor has the right to assign all or any part of the loan and Convertible Debentures to related entities controlled by the Investor or to Independent Third Parties. Each Tranche shall be memorialized by a separate Promissory Note or Convertible Debenture together with all security documents as required by, and shall be in a form acceptable to, Investor.



AGREED AND ACCEPTED:
--------------------


DAVID R. VEY

                     DAVID R. VEY
------------------------------------------------------
                       SIGNATURE


DATE:               JAN. 10, 2003
       -----------------------------------------------


SEDONA CORPORATION

BY:                 MARCO EMRICH
       -----------------------------------------------
               MARCO EMRICH, PRESIDENT

DATE:             JANUARY 10, 2003
       -----------------------------------------------



Term Sheet 011003